EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive of BellRing Brands, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the quarterly report on Form 10-Q for the period ended December 31, 2021, filed on the date hereof with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 4, 2022	By:	/s/ Robert V. Vitale
Robert V. Vitale
Chief Executive Chairman

A signed original of this written statement required by Section 906 has been provided to BellRing Brands, Inc. and will be retained by BellRing Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of BellRing Brands, Inc. (the “Company”), hereby certifies that, to her knowledge on the date hereof:

(a)    the quarterly report on Form 10-Q for the period ended December 31, 2021, filed on the date hereof with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 4, 2022	By:	/s/ Darcy H. Davenport
Darcy H. Davenport
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to BellRing Brands, Inc. and will be retained by BellRing Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of BellRing Brands, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the quarterly report on Form 10-Q for the period ended December 31, 2021, filed on the date hereof with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 4, 2022	By:	/s/ Paul A. Rode
Paul A. Rode
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BellRing Brands, Inc. and will be retained by BellRing Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.